                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                     -------------------------------------------
                                     FORM 8-K/A

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  March 16, 1998
                                                         ------------------



                                JAVA CENTRALE, INC.
     --------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          California               34-0-23936                 68-0268780
--------------------------------------------------------------------------------
 (STATE OF OTHER JURISDICTION     (COMMISSION               (IRS EMPLOYER
       OF INCORPORATION)          FILE NUMBER)            IDENTIFICATION NO.)


1610 Arden Way, Suite 145, Sacramento, California            95815
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                    (ZIP CODE)


Registrant's telephone number, including area code: (916) 568-2310
                                                   ---------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS,  IF CHANGED SINCE LAST REPORT.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Effective December 31, 1997 Java Centrale, Inc. ("the Company") sold the assets and liabilities associated with the Company's Java Centrale franchise system. Pursuant to the terms of the Purchase Agreement dated January 9, 1998 between the Company and Massimo Da Milano, Inc. ("Massimo"), and closed on January 16, 1998, the franchise agreements to 20 operating cafes and other assets and liabilities associated with the franchise system were assigned and/or transferred.

     The consideration paid by Massimo for the purchase of the Java Centrale franchise system consisted of 5,000,000 restricted Common Shares of Massimo and $1,000,000 in future earn-out receivables. The earn-out receivable will be paid from a combination of a portion of future royalties to be received by Massimo from the Java Centrale franchise system and credits to the Company against purchases from Massimo's wholesale bakery.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS

     (a)  Pro Forma Financial Information Pages F-1 to F-3

(b)  EXHIBITS

     Asset Purchase Agreement, dated January 9, 1998, between the Registrant and Massimo Da Milano, Inc. for the sale of the assets of the Java Centrale franchise system, (Filed as Exhibit No. 10.15 to the Registrant's Pre-Effective Amendment No. 1 to Form SB-2 dated January 21, 1998 and by this reference incorporated herein.)

                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                JAVA CENTRALE, INC.
                          -------------------------------

                                    (Registrant)


Date:  March 16, 1998


                                   By:  /s/ JEFFREY W. DUDLEY
                                      -----------------------------------------
                                        Jeffrey W. Dudley
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                    PRO FORMA UNAUDITED CONDENSED COMBINED
                                 BALANCE SHEET

                               December 31, 1997


                                    ASSETS

                                                 Java Centrale,      Java Centrale           Pro Forma
                                                      Inc.             Franchise
                                                 and Subsidiary         System
                                                  (unaudited)         (unaudited)     Adjustments      Combined
                                               ------------------   ---------------  -------------   -----------
Current Assets:
    Cash and cash equivalents                       $  584,000        $       -        $      -      $   584,000
    Accounts receivable, net                           521,000          (44,000)              -          477,000
    Inventories                                        280,000          (51,000)              -          229,000
    Notes receivable                                   382,000         (122,000)              -          260,000
    Prepaid expenses & other                           151,000          (43,000)              -          108,000
                                               ------------------   ---------------  -------------   -----------
      Total current assets                           1,918,000         (260,000)                       1,658,000
                                               ------------------   ---------------  -------------   -----------

Notes receivable                                       372,000                -               -          372,000
Property and equipment, net                          2,383,000         (148,000)              -        2,235,000
Investment in MDMI                                                                      400,000(a)       400,000
Goodwill and other assets                            4,085,000          (53,000)              -        4,032,000
                                               ------------------   ---------------  -------------   -----------
                                                    $8,758,000        $(461,000)       $400,000      $ 8,697,000
                                               ------------------   ---------------  -------------   -----------
                                               ------------------   ---------------  -------------   -----------


                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
    Accounts payable                                $1,291,000        $  (6,000)       $      -      $ 1,285,000
    Accrued liabilities                                886,000           15,000               -          901,000
    Short term debt                                    410,000                -               -          410,000
    Current maturities, leases & debt                3,082,000                -               -        3,082,000
                                               ------------------   ---------------  -------------   -----------
        Total current liabilities                    5,669,000                -               -        5,678,000
                                               ------------------   ---------------  -------------   -----------

Deferred revenues                                      385,000         (350,000)              -           35,000
Capital leases & long-term debt                         81,000                -               -           81,000
Other liabilities                                       62,000                -               -           62,000

Stockholders' Equity
    Common stock                                    19,720,000                -               -       19,720,000
    Net assets sold                                          -         (120,000)        120,000(a)              -
    Accumulated deficit                            (17,169,000)               -         280,000(a)   (16,879,000)
                                               ------------------   ---------------  -------------   -----------
                                                     8,393,610         (120,000)        400,000        2,841,000
                                               ------------------   ---------------  -------------   -----------

                                                   $16,181,760        $(461,000)       $400,000      $ 8,697,000
                                               ------------------   ---------------  -------------   -----------
                                               ------------------   ---------------  -------------   -----------

                    PRO FORMA UNAUDITED CONDENSED COMBINED
                            STATEMENT OF OPERATIONS

                  For the Nine Months Ended December 31, 1997

                                                 Java Centrale,      Java Centrale           Pro Forma
                                                      Inc.             Franchise
                                                 and Subsidiary         System
                                                  (unaudited)         (unaudited)     Adjustments      Combined
                                               ------------------   ---------------  -------------    -----------
Revenue                                         $   8,136,000        $ (442,000)      $       -        $7,694,000
                                               ------------------   ---------------  -------------    -----------
Operating costs
   Cost of goods sold                               2,468,000           (23,000)              -         2,445,000
   Labor                                            2,408,000                 -               -         2,408,000
   Direct and occupancy                             1,497,000                 -               -         1,497,000
   Depreciation                                       361,000                 -               -           361,000
                                               ------------------   ---------------  -------------    -----------

    Total cost of company sales                     6,734,000           (23,000)              -         6,711,000
                                               ------------------   ---------------  -------------    -----------

General and administrative expenses                 2,964,000          (121,000)              -         2,843,000
Depreciation and amortization                         310,000                 -               -           310,000
Bad debt expense                                      130,000           (13,000)              -           117,000
Settlement expense                                     55,000                 -               -            55,000
Loss associated with cafe closures                    634,000          (634,000)              -                 -
Gain on sale of assets                               (280,000)                -         280,000(a)              -
                                               ------------------   ---------------  -------------    -----------

    Operating income (loss)                        (2,411,000)          349,000        (280,000)       (2,342,000)
                                               ------------------   ---------------  -------------    -----------

Other income (expense):
    Loss on investment                               (547,000)                -               -          (547,000)
    Interest income (expense), net                   (549,000)           14,000               -          (535,000)
    Other income, net                                  66,000           (36,000)              -            30,000
                                               ------------------   ---------------  -------------    -----------

    Net income (loss)                           $  (3,441,000)       $  327,000       $(280,000)      $(3,394,000)
                                               ------------------   ---------------  -------------    -----------
                                               ------------------   ---------------  -------------    -----------

Net loss per weighted average
equivalent common share outstanding             $       (2.64)                                        $     (2.61)
                                               ------------------                                     -----------
                                               ------------------                                     -----------

Equivalent common shares outstanding                1,301,332                                           1,301,332

                   NOTES TO THE PRO FORMA CONDENSED COMBINED
                     STATEMENTS OF EARNINGS OF THE COMPANY


a)   Sale of assets as adjusted:


          Common Shares received                         400,000
          Liabilities assumed by buyer                   350,000
                                                     -----------

          Total selling price                            750,000

          Book value of assets disposed                (470,000)
                                                     -----------

          Gain on sale                                $  280,000
                                                     -----------
                                                     -----------